Exhibit 10
                                 PEOPLES BANCORP

                             2002 STOCK OPTION PLAN

        THIS PLAN was adopted the Board of Directors Peoples Bancorp, Inc. (the "Company") on February 14, 2002.

                                  INTRODUCTION

         To encourage the eligible employees, Consultants/Advisors and Directors to remain with the Company or any Subsidiary, the Company is willing to provide the eligible employees, Consultants/Advisors and Directors an opportunity to earn equity in the Company. The equity award will be based upon attainment of specified goals and objectives. The objective is to align the interests of the eligible employees, Consultants/Advisors and Directors with the interests of the Company in obtaining superior financial results.

                                    ARTICLE I
                                   Definitions

The Company agrees as follows:

1.1 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

1.2 "Cause" shall mean that an act of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary has occurred.

1.3 "Change of Control" shall mean the first to occur of any of the following events:

     (a) Any person or entity or group of affiliated persons or entities (other than the Company) becomes a beneficial owner, directly or indirectly, of 25% or more of the Company's voting securities or all or substantially all of the assets of the Company;

     (b) The Company enters into a definitive agreement which contemplates the merger, consolidation or combination of the Company with an unaffiliated entity in which either or both of the following is to occur: (i) the Board of Directors of the Company, as applicable, immediately prior to such merger, consolidation or combination will constitute less than a majority of the board of directors of the surviving, new or combined entity; or (ii) less than 75% of the outstanding voting securities of the surviving, new or combined entity will be beneficially owned by the stock holders of the Company immediately prior to such merger, consolidation or combination; provided, however, that if any definitive agreement to merge, consolidate or combine is terminated without consummation of the transaction, then no Change in Control shall be deemed to have occurred pursuant to this paragraph;

     (c) The Company enters into a definitive agreement which contemplates the transfer of all or substantially all of the Company's assets, other than to a wholly-owned Subsidiary of the Company; provided, however, that if any definitive agreement to transfer assets is terminated without consummation of the transfer, then no Change in Control shall be deemed to have occurred pursuant to this paragraph; or

     (d) A majority of the members of the Board of Directors of the Company shall be persons who: (i) were not members of such Board on the date this Plan is approved by the stock holders of the Company ("current members"); and (ii) were not nominated by a vote of such Board which included the affirmative vote of a majority of the current members on such Board at the time of their nomination ("future designees") and
          (iii) were not nominated by a vote of such Board which included the affirmative vote of a majority of the current members and future designees, taken as a group, on such Board at the time of their nomination.

1.4  "Code" means the Internal  Revenue  Code of 1986,  as amended,  or any
     successor    thereto,    together   with   rules,    regulations   and
     interpretations promulgated thereunder.

1.5 "Committee" means the Compensation Committee of the Board, which shall consist of at least three members of the Board and which shall serve at the pleasure of the Board.

1.6  "Common Stock" shall mean the Common Stock of the Company.

1.7 "Consultant/Advisor" shall mean any consultant or advisor who renders bona fide services to the Company and/or one or more of the Subsidiaries and who is neither an employee nor a director of the Company or any Subsidiary.

1.8 "Date of Grant" means the effective date on which an option or grant is awarded to a Participant as set forth in the Stock Option agreement.

1.9 "Disability" shall mean a Participant having a long-term disability as defined by the Company's or Subsidiary's Group Disability Insurance Plan ("Disability Plan"), or any successor plan that is applicable to such Participant at the time of his or her Termination of Service. As a condition to receiving any Disability benefits, the Company may require the Participant to submit to such physical or mental evaluations and tests as the Board of Directors deems appropriate.

1.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

1.11 "Fair Market Value" of Common Share on any relevant date for purposes of any provision of this Plan shall mean the last reported sales price of a Common Share of the Company on the Nasdaq National Market or on any securities exchange on which the Common Shares may be listed on such date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale was transacted.

1.12 "Incentive Stock Option" shall mean any stock option that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

1.13 "Nonqualified Stock Option" shall mean any stock option that is not an Incentive Stock Option.

1.14 "Participant" shall mean an employee, Director, or a Consultant/Advisor of the Company or Subsidiary who is granted a Stock Option under the Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall not include Directors.

1.15 "Plan" shall mean this Peoples Bancorp 2002 Stock Option Plan, as set forth herein and as it may be hereafter amended from time to time.

1.16 "Retirement" shall mean any normal or early Retirement by a Participant pursuant to the terms of any pension Plan or policy of the Company or any Subsidiary that is applicable to such Participant at the time of his or her Termination of Service.

1.17 "Secretary" shall mean the corporate Secretary of the Company.

1.18 "Shares" shall mean Shares of Common Stock.

1.19 "Stock Dividend" shall mean a dividend or other distribution declared on the Shares of Common Stock payable in (i) capital stock of the Company, or (ii) rights, options or warrants to receive or purchase capital stock of the Company, or (iii) securities convertible into or exchangeable for capital stock of the Company, or (iv) any capital stock received upon the exercise, or with respect to, the foregoing.

1.20 "Stock Option" shall mean a right to purchase Common Stock of the Company granted to a Participant pursuant to the Plan.

1.21 "Stock Option Agreement" shall mean the individual agreement provided to each Participant receiving Stock Options. The agreement shall specify, at minimum, the number of stock options, the exercise price, the vesting schedule and the term of the Stock Option, and reference to the 2002 Stock Option Plan as being the governing document.

1.22 "Subsidiary(ies)" shall mean any company or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power.

1.23 "Terminate (Termination of) service (or Termination)" means the employee or Consultant/Advisor ceases to be employed by the Company or Subsidiary for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

                                   ARTICLE II
                                 Administration

Subject to the terms of this Article II, the Plan shall be administered by the Committee. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "disinterested person," as that term is defined in Rule 16b-3 promulgated under the Exchange Act, and an "outside director" under Section 162(m) of the Code.

The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have exclusive power to:

     (a) Designate, from time to time, the particular Participants to whom Stock Options will be granted;

     (b)  Designate the time or times when Stock Options will be granted;

     (c) Determine the number of Shares of Common Stock subject to issuance pursuant to any Stock Option award, and all of the terms, conditions, restriction limitations, if any, of an award of Stock Options, including the time and conditions of exercise or vesting;

     (d) Accelerate the vesting of Stock Options or exercise of any Stock Options when such actions would be in the best interests of the Company;

     (e) Interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; and

     (f) Make such other determinations and take such other action as it deems necessary or advisable in connection with the foregoing.

The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Stock Options issued under it and to adopt such rules and regulations for administering the Plan, as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.


                                  ARTICLE III
                           Shares Subject to the Plan

Subject to the provisions of Article XI of the Plan, the aggregate number of Shares which may be issued to Participants under grants of Stock Options made by the Committee under this Plan shall be 425,000. Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the unexercised expiration or unexercised termination of a Stock Option are no longer subject to purchase may be reoffered under the Plan.

                                   ARTICLE IV
                                  Stock Options

4.1 Eligibility. The Committee shall, from time to time, select Participants to whom the Stock Options are to be granted and/or distributed in recognition of each such Participant's contribution to the Company's or a Subsidiary's success.

4.2 Grant of Stock Options. All grants of Stock Options under this Article IV shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by a Stock Option agreement setting forth the total number of Shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the Stock Option agreement shall also include provisions, per Article V, that may be necessary to assure that the option is an Incentive Stock Option under the Code. The Company shall execute Stock Option agreements upon instructions from the Committee.

4.3 Board of Directors Stock Options. On an annual basis, each member of the Board will be granted 1,000 non-qualified stock options in accordance with the terms and conditions of this Plan.

4.4 Exercise Price. The exercise price for a Nonqualified Stock Option shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. The Committee shall determine the exercise price for an Incentive Stock Option and shall be an amount not less than the Fair Market Value per share of the Common Stock on the Date of Grant; the Committee shall determine the Fair Market Value of the Common Stock on the Date of Grant.

4.5 Option Period. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the expiration of its option period. The Committee may provide for the vesting and exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. In addition to the provisions contained elsewhere herein concerning automatic acceleration of unvested installments of Stock Options, the Committee shall have the right to accelerate the time at which any Stock Option granted to a Participant shall become vested, or exercisable.

4.6 Vesting. Stock Options granted pursuant to the Plan, unless modified by the Committee, shall become exercisable as follows, subject in each case to the terms and conditions of Article VII:

(a) Employees: 100% of the award shall become exercisable upon the third anniversary of the date of the grant;

(b) Board: 100% of the award shall become exercisable upon the first anniversary of the date of grant;

(c)      Consultants/Advisors:  As specified by the Committee.


                                    ARTICLE V
                        Limits on Incentive Stock Options

     5.1 Eligibility. Directors are ineligible to receive Incentive Stock Options. For purposes of this section, "Participant" does not include Directors.

     5.2 Option Period. Notwithstanding the provisions of Section 5.5 hereof, if a Participant eligible to receive a grant of an Incentive Stock Option under Section 422 of the Code owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock Option is granted to such Participant, the option period term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the option price of any such Incentive Stock Option granted to any such Participant owning more than 10% of the combined voting power of all classes of stock of the Company shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     5.3 Limitation on Exercises of Shares Subject to Incentive Stock Options. To the extent required by the Code for Incentive Stock Options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the portion of such granted Stock Option shall be deemed a Nonqualified Stock Option.

     5.4 Disqualifying Disposition. If stock acquired upon exercise of an Incentive Stock Option is disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of Shares to such Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

     5.5 Termination. Notwithstanding the provisions of Article VII, the option period of a Participant's Incentive Stock Options shall terminate no later than ninety (90) days after termination of such Participant's employment with the Company or its Subsidiary; provided that if such employment terminates by reason of the death or total and permanent disability of the Participant, then the option period of such Participant's Incentive Stock Options shall terminate no later than one year after such termination by reason of death or disability.

                                   ARTICLE VI
                            Exercise of Stock Options

     6.1 Payment. Full payment for Shares purchased upon exercise of a Stock Option shall be made in cash or by the Participant's delivery to the Company of Shares of Common Stock which have a Fair Market Value equal to the exercise price (or in any combination of cash and Shares of Common Stock having an aggregate Fair Market Value equal to the exercise price). No Shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a stockholder until Shares are issued to him. Additionally, Shares covered by a Stock Option may be purchased upon exercise, in whole or in part, in accordance with the applicable Stock Option agreement, by authorizing a third party to sell the Shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the Shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

                                   ARTICLE VII
                      Termination of Employment or Service

This Article VII does not apply to Consultants/Advisors. With respect to "Consultants/Advisors" this supersedes the definition of Participant as defined in 1.14. Except as other provided in Section 5.4 with respect to Incentive Stock Options, a Participant's Stock Options may be vested and/or exercised as follows in the event of such Participant's death or disability, retirement, voluntary termination or termination for cause.

     (a) Death. In the event of a Participant's death all unvested installments of Stock Options shall thereupon automatically be accelerated and exercisable in full. The Stock Option may be exercised for a period of twelve (12) months after the Participant's death, or until expiration of the option period (if sooner), by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death;

     (b) Disability. In the event that a Participant terminates employment as a result of total and permanent Disability all unvested installments of Stock Options shall thereupon automatically be accelerated and exercisable in full if such Participant shall have completed at least three Years of Service (the years of service can be with either the Company, a Subsidiary, or at the discretion of the Committee, an entity the Company acquires) on or prior to the Termination of Service, and the Stock Option may be exercised by the Participant for a period of twelve (12) months after the Participant's termination of employment because of Disability, or until expiration of the option period (if sooner);

     (c) Retirement. In the event that a Participant terminates employment as the result of a Retirement in accordance with the standard Retirement policies of the Company or a Subsidiary, all unvested installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full if such Participant shall have completed at least ten years of service for employees or five years of service for Board members (the years of service can be with either the Company or at the discretion of the Committee, an entity the Company acquires) on or prior to the Termination of Service, and the Stock Option may be exercised by the Participant or his guardian or legal representative for a period of twelve (12) months after, or until expiration of the option period (if sooner);

     (d) Voluntary Termination. In the event that a Participant terminates employment voluntarily, Stock Options may be exercised to the extent they were exercisable immediately prior to the Termination of Service by the Participant for a period of twelve (12) months after, or until expiration of the option period (if sooner);

     (e) Termination for Cause. In the event that a Participant's termination is for Cause, no Stock Option shall be exercisable after the date of termination;

     (f)  Change in  Control.  In the event of a Change  in  Control,  all Stock
          Options   shall   be   automatically   accelerated   and   immediately
          exercisable.

Notwithstanding the foregoing, an individual grant of a Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Stock Option agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Option with respect to any termination of employment or service by such Participant.

                                  ARTICLE VIII
                           Amendment or Discontinuance

Subject to the limitations set forth in this Article VIII, the Board may at any time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

Subject to the foregoing, the Board shall have the power to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Exchange Act) or to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Rule 16b-3 or Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Stock Option agreement. In the event of any such amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Stock Option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article VIII shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE IX
                               Effect of the Plan

Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any Participant any right to be granted a Stock Option to purchase or receive Common Stock of the Company, to be granted any other rights except as may be evidenced by a Stock Option agreement, or any amendment thereto, duly authorized by and executed on behalf of the Company and then only to the extent of and upon the terms and conditions expressly set forth therein.

                                    ARTICLE X
                                      Term

The Plan shall be submitted to the Company's stockholders for their approval. Unless sooner terminated by action of the Board, the Plan will terminate on the 11th day of April, 2012. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE XI
                               Capital Adjustments

If at any time while the Plan is in effect or unexercised Stock Options is outstanding there shall be any increase or decrease in the number of issued and outstanding Shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a stock split, combination, or exchange of Shares of Common Stock, then and in such event:

     (a) An appropriate adjustment shall be made in the maximum number of Shares of Common Stock then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding Shares of Common Stock shall continue to be subject to being so awarded;

     (b) Appropriate adjustments shall be made in the number of Shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding Shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

 Any fractional Shares resulting from any adjustment made pursuant to this
Article XI shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of Shares of its capital stock of any class, or securities convertible into Shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                   ARTICLE XII
                            Miscellaneous Provisions

12.1 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Stock Option agreements. Notwithstanding anything to the contrary contained herein, Stock Options may not be exercised, nor may Shares be issued pursuant to a Stock Option if any necessary listing of the Shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished.

12.2 Non-Assignability. A Stock Option granted to a Participant may not be transferred or assigned, other than (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), provided, that in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an Incentive Stock Option under Section 422 of the Code, or any successor provision. Subject to the foregoing, during a Participant's lifetime, Stock Options granted to a Participant may be exercised only by the Participant or, provided the particular Stock Option agreement so provides, by the Participant's guardian or legal representative.

12.3 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the Shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

12.4 Allotment of Shares. The Committee shall determine the number of Shares of Common Stock to be offered from time to time by grant of Stock Options to Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan.

12.5 No Right to Continue Employment. This Plan does not constitute a contract of employment. Nothing in the Plan or in any Stock Option agreement confers upon any employee or Consultant/Advisor the right to continue in the employ of the Company or Subsidiary or interferes with or restricts in any way the right of the Company to discharge any employee or Consultant/Advisor at any time (subject to any contract rights of such employee or Consultant/Advisor).

12.6 Stockholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to Shares, which have been actually issued.

12.7 Indemnification of Board and Committee. No current or previous member of the Board or the Committee, nor any officer, employee or Consultant/Advisor of the Company or Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board or the Committee and each and any officer, employee or Consultant/Advisor of the Company or Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

12.8 Dividends and Dividend Equivalents. The Committee may provide that any grants of Stock Options under the Plan may earn dividends or dividend equivalents. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents.

12.9 Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

12.10 Governing Law. The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Ohio.

12.11 Other Applicable Laws. The obligation of the Company to sell or deliver Shares with respect to Stock Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.


                                  ARTICLE XIII
                                 Effective Date

The effective date of the Plan shall be April 11, 2002, that is the date on which it was approved by the Shareholders. The Plan will continue in effect until the expiration of its term or until earlier terminated, amended, or suspended in accordance with the terms hereof. The Plan shall be null and void if shareholders fail to approve it.